Dreyfus
      Municipal Money
      Market Fund, Inc.

      SEMIANNUAL REPORT November 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus Municipal
                                                        Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Municipal Money Market Fund, Inc., covering the six-month period from June 1, 2002 through November 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

As  we  approach  year-end,  it  appears  likely  that  2002  will  be the third consecutive year of negative returns for the U.S. stock market. Investor confidence has been shaken, and understandably so, in the aftermath of the speculative bubble of the late 90s and the 2001 recession. As a result, many investors have turned to the relative stability of the money markets. For some investors, tax-exempt money market funds are part of a broader strategy to diversify among various asset classes and reduce current income taxes. Others, however, have recently employed money market funds in an attempt to time the
stock    market.

In our view, the latter strategy involves greater risks than most can afford. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus Municipal Money Market Fund, Inc. perform during the period?

For the six-month period ended November 30, 2002, the fund produced a 0.99% annualized yield. Taking into account the effects of compounding, the fund provided an annualized effective yield of 1.00%.(1)

The fund' s performance is primarily the result of weak economic conditions and declining interest rates, which caused tax-exempt money market yields to remain near historically low levels. Yields were also affected by surging demand from investors seeking a stable alternative to a falling stock market.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by constructing a diverse portfolio substantially of high-quality, tax-exempt money market instruments from issuers throughout the United States and its territories that provide income exempt from federal personal income tax. Second, we actively manage the fund's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace and interest-rate cycles.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn lengthen the fund's average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund's average maturity to maintain

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

then-current  yields for as long as we believe practical. At other times, we try
to   maintain   an  average  maturity  that  reflects  our  view  of  short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

As the reporting period began, the nation was in the midst of an economic recovery that began in early 2002, after the Federal Reserve Board (the "Fed") had reduced short-term interest rates to 1.75%, their lowest level in 40 years. However, the recovery proved to be weaker than most analysts expected. As a result, early expectations that the Fed would raise interest rates later in 2002 gave way to the belief that further rate cuts might be necessary. Indeed, in November, the Fed reduced interest rates another 0.50 percentage points in an attempt to tide the economy over a "soft spot" caused by corporate accounting scandals and the threat of war in Iraq.

In addition, the highly volatile stock market continued to cause a "flight to quality" among investors seeking a relatively stable investment alternative. Total assets invested in tax-exempt money market funds rose throughout the reporting period, creating additional downward pressure on yields.

As the national economy faltered, many state and local governments experienced budget shortfalls. Governments bridged their deficits by cutting expenses, raising certain taxes, tapping rainy day funds and borrowing in the tax-exempt bond market. The increased supply kept short-term municipal yields attractive relative to their taxable counterparts. As a result, issuance of short-term, tax-exempt securities rose approximately 50% compared to the same period one year earlier. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, most new issuance during the reporting period was easily absorbed by the surge in investor demand, and tax-exempt money
market    yields    remained    low.

What is the fund's current strategy?

Despite   low  prevailing  yields,  we  believe  that  tax-exempt  money  market securities currently represent excellent values relative to compara-

ble taxable money market instruments. That' s because, as of the reporting period's end, some short-term municipal securities provided yields that were 98% to 100% of the yields offered by taxable U.S. Treasury bills. Historically, the average has hovered around 65% to 70%. This unusually high-yield relationship recently has attracted a number of non-traditional buyers to the municipal money markets, further intensifying investor demand.

Because of the uncertain economic environment, we generally have maintained a conservative investment posture, emphasizing preservation of capital and broad diversification. Accordingly, we have set the fund's weighted average maturity at points that are either in line with or slightly longer than those of its peer group. Because the yield differences between very short-term securities and one-year notes have been narrower than average, it has made little sense to extend the fund's weighted average maturity.

In addition, because of credit quality concerns in the weak economy, we have redoubled our focus on highly rated securities, often preferring securities backed by bank letters of credit or municipal bond insurance.(2) We believe, these strategies should help the fund weather the current period of economic weakness while maintaining the flexibility we need to capture higher tax-exempt yields if and when they become available.

December 16, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2002 (Unaudited)



                                                                                            Principal
TAX EXEMPT INVESTMENTS--99.2%                                                              Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--.8%

Jefferson County, GO Notes, VRDN

  1.20% (Liquidity Facility: Bayerische Landesbank

   and JPMorgan Chase Bank)                                                                   7,000,000  (a)           7,000,000

ARKANSAS--1.7%

Pulaski County Public Facilities Board, MFHR, VRDN

  (Chapelridge Project)

   1.31% (LOC; Regions Bank)                                                                  5,650,000  (a)           5,650,000

City of Springdale, IDR, VRDN

  (Advanced Environmental Project)

   1.71% (LOC; Bayerische Landesbank)                                                        10,000,000  (a)          10,000,000

CALIFORNIA--1.8%

California Housing Finance Agency, Revenue, VRDN

   (Multifamily Housing III) 1.15% (Liquidity Facility;
   Landesbank Hessen-Thuringen Girozentrale)                                                  8,140,000  (a)           8,140,000

Department of Water Resources, Power Supply Revenue

   VRDN 1.80% (LOC; Citibank N.A.)                                                            8,000,000  (a)           8,000,000

COLORADO--3.7%

Colorado Housing and Finance Authority, Revenue, VRDN

  (Multifamily Housing-Class I-II)

   1.75% (Liquidity Facility; FHLB)                                                           5,000,000  (a)           5,000,000

City and County of Denver, Airport Revenue, Refunding

  VRDN 1.30% (Insured; MBIA and Liquidity Facility;

   Bank One)                                                                                 10,000,000  (a)          10,000,000

Mountain Village Housing Authority

   Housing Facilities Revenue, VRDN (Village Court
   Apartments Project) 1.42% (LOC; U.S. Bank NA)                                              8,165,000  (a)           8,165,000

Southern Ute Indian Tribe of the Southern Ute Indian

  Reservation, Industrial Revenue, VRDN

   1.62% (Liquidity Facility; Bank One)                                                      10,000,000  (a)          10,000,000

DELAWARE--4.7%

Delaware Economic Development Authority, VRDN:

  IDR, Refunding (Delaware Clean Power Project)

      1.40% (LOC; Motiva Enterprises)                                                        30,000,000  (a)          30,000,000

   Multi-Family Revenue (School House Project)

      1.35% (LOC; HSBC Bank USA)                                                              7,400,000  (a)           7,400,000

Sussex County Development, IDR, VRDN

   (Pats Inc. Project) 1.52% (LOC; AllFirst Bank)                                             4,500,000  (a)           4,500,000

DISTRICT OF COLUMBIA--2.0%

District of Columbia Enterprise, Zone Revenue, VRDN

  (Trigen-PepCo Energy Services)

   1.37% (LOC; Allfirst Bank)                                                                13,055,000  (a)          13,055,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (CONTINUED)

National Academy of Science, Revenue, CP

  1.40%, 2/13/2003 (Insured; AMBAC and

   Liquidity Facility; Nationsbank N.A.)                                                      5,000,000                5,000,000

FLORIDA--4.3%

Broward County Housing Finance Authority, SFMR, VRDN

  Merlots Program 1.37% (Liquidity Facility:

   First Union Bank, FNMA and GNMA)                                                           3,605,000  (a)           3,605,000

Jacksonville Electric Authority, Revenue, VRDN

   1.20% (Liquidity Facility; Dexia Credit Locale)                                            9,300,000  (a)           9,300,000

Miami-Dade County, Aviation Revenue, CP

  (Miami-Dade Aviation Authority):

    1.50%, 12/10/2002 (Liquidity Facility: Bayerische

         Landesbank, JPMorgan Chase Bank, and

         State Street Bank and Trust)                                                         5,000,000                5,000,000

      1.35%, 1/8/2003 (LOC; JPMorgan Chase Bank)                                             10,000,000               10,000,000

St. Lucie County, PCR, Refunding

   VRDN (Florida Power and Light Co.) 1.20%                                                   3,900,000  (a)           3,900,000

Tampa Bay Water Utility Systems, Water Revenue, VRDN

  Merlots Program 1.32% (Insured; FGIC and Liquidity

   Facility; Wachovia Bank)                                                                   6,995,000  (a)           6,995,000

GEORGIA--5.2%

Conyers Housing Authority, MFHR, VRDN

   1.28% (LOC; AmSouth Bank)                                                                  4,000,000  (a)           4,000,000

Dekalb County Housing Authority, MFHR, VRDN

  (Forest Columbia Apartments Project)

   1.31% (LOC; First Tennessee Bank)                                                          8,500,000  (a)           8,500,000

Gwinnett County Development Authority, IDR, VRDN

  (Suzanna's Kitchen Inc. Project)

   1.40% (LOC; Wachovia Bank)                                                                 6,800,000  (a)           6,800,000

Gwinnett County School District, GO Notes

   Construction Sales Tax Notes 2.50%, 12/27/2002                                            10,000,000               10,006,225

Savannah Economic Development Authority

  Exempt Facilities Revenue, VRDN

   (Home Depot Project) 1.25%                                                                17,000,000  (a)          17,000,000

ILLINOIS--12.4%

City of Chicago:

  GO Notes, Equipment Notes

      1.40%, 2/6/2003 (LOC; Bank of Montreal)                                                 5,000,000                5,000,000

   Sales Tax Revenue, VRDN

      Merlots Program 1.32% (Insured; FGIC and

      Liquidity Facility; First Union Bank)                                                  10,000,000  (a)          10,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Chicago Park District, TAN 3%, 5/1/2003                                                      10,000,000               10,059,243

Illinois Health Facilities Authority, Revenues, VRDN:

   (Evanston Northwestern Corp.) 1.30%                                                       10,000,000  (a)          10,000,000

   (Northwestern Memorial Hospital):

      1.15% (Liquidity Facility; Northern Trust Co.)                                         11,400,000  (a)          11,400,000

      1.15% (Liquidity Facility; Westdeutsche Landesbank)                                     7,800,000  (a)           7,800,000

   (Resurrection Health)

      1.20% (Insured; FSA and Liquidity Facility; Bank One)                                   1,000,000  (a)           1,000,000

   (Helping Hand Rehabilitation Center):

      1.21% (LOC; Fifth Third Bank)                                                           3,045,000  (a)           3,045,000

      1.30% (LOC; Fifth Third Bank)                                                             140,000  (a)             140,000

Illinois Educational Facilities Authority, Revenues, VRDN

   (St. Xavier University Project) 1.20% (LOC; ABN-AMRO)                                      5,000,000  (a)           5,000,000

Lake County, MFHR, VRDN

  (Grand Oaks Apartments Project)

   1.33% (Liquidity Facility; FNMA)                                                           9,000,000  (a)           9,000,000

Lombard, MFHR, Refunding, VRDN

   (Clover Creek Apartments Project) 1.23% (LOC; FNMA)                                       10,055,000  (a)          10,055,000

Regional Transportation Authority, Revenue, VRDN

  Merlots Program 1.32% (Insured; MBIA

   and Liquidity Facility; Wachovia Bank)                                                    10,210,000  (a)          10,210,000

State of Illinois, RAN:

   2.25%, 1/15/2003                                                                           7,000,000                7,007,893

   2.50%, 5/15/2003                                                                           8,000,000                8,039,689

University of Illinois, University Revenues, VRDN

  Merlots Program 1.32% (Insured; MBIA and Liquidity

   Facility; First Union Bank)                                                                3,500,000  (a)           3,500,000

INDIANA--4.5%

Indiana Board Bank, Revenue

   Advance Funding Program 2.25%, 1/22/2003                                                  15,000,000               15,016,624

Indiana Health Facility Financing Authority

  Health Facility Revenue, VRDN

  (Clark Memorial Hospital Project):

      1.30% (LOC; Bank One)                                                                   9,720,000  (a)           9,720,000

      1.40% (LOC; Bank One)                                                                     280,000  (a)             280,000

Lawrence-Fort Harrison Reuse Authority, Tax Increment

  Revenue, VRDN (Fort Harrison Military Base)

   1.21% (LOC; Fifth Third Bank)                                                              8,300,000  (a)           8,300,000

Lebanon Economic Development, Industrial Revenue, VRDN

   (Lau Industries Inc. Project) 1.45% (LOC; Wachovia Bank)                                   4,000,000  (a)           4,000,000

Shelbyville Economic Development, Industrial Revenue

   VRDN (K-T Corp. Project) 1.40% (LOC; PNC Bank)                                             3,325,000  (a)           3,325,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KANSAS--1.6%

Kansas Development Finance Authority, MFHR, Refunding

  VRDN (Chesapeake Apartments Project)

   1.19% (LOC; FHLB)                                                                          5,500,000  (a)           5,500,000

Unified Government of Wyandotte County/Kansas City

   GO Notes 1.75%, 2/1/2003                                                                   3,414,925                3,414,925

City of Wichita, GO Notes 2.50%, 2/20/2003                                                    5,000,000                5,013,774

KENTUCKY--1.8%

Kentucky Asset/Liability Commision General Fund, Revenue

   2.75%, 6/26/2003                                                                           9,000,000                9,054,789

Somerset, Industrial Building Revenue, VRDN

   (Wonderfuel LLC Project) 1.42% (LOC; Bank of America)                                      7,120,000  (a)           7,120,000

LOUISIANA--.6%

Quachita Parish Industrial Development Board, Inc., IDR

  VRDN (Garret Manufacturing LLC Project):

      1.36% (LOC; Regions Bank)                                                               4,880,000  (a)           4,880,000

      1.47% (LOC; Regions Bank)                                                                 120,000  (a)             120,000

MARYLAND--2.0%

Baltimore County, Revenue, Refunding, VRDN

  (Shade Tree Trace):

      1.37% (LOC; Allfirst Bank)                                                              6,040,000  (a)           6,040,000

      1.81% (LOC; Allfirst Bank)                                                                110,000  (a)             110,000

Maryland Economic Development Corporation, Revenue

  VRDN (Todd/Allan Printing Facility)

   1.52% (LOC; Allfirst Bank)                                                                 2,435,000  (a)           2,435,000

Maryland Health and Higher Educational Facilities

  Authority, Revenues, VRDN (Stella Maris Inc.)

   1.30% (LOC; Allfirst Bank)                                                                 9,375,000  (a)           9,375,000

MASSACHUSETTS--4.0%

Commonwealth of Massachusetts, GO Notes, CP

  1.40%, 12/6/2002 (Liquidity Facility; Bayerische

   Landesbank)                                                                                5,000,000                5,000,000

Massachusetts Development Finance Agency, Revenue

  VRDN (Boston University Project)

  1.25% (Insured; XL Capital Assurance and Liquidity

   Facility; Bayerische Landesbank)                                                           6,200,000  (a)           6,200,000

State of Massachusetts, GO Notes, CP

   1.30%, 12/11/2002 (LOC; JPMorgan Chase Bank)                                              25,000,000               25,000,000

MICHIGAN--5.6%

Birmingham Economic Development Corporation, LOR

  VRDN (Brown St. Association Project)

   1.675% (LOC; Michigan National Bank)                                                       1,795,000  (a)           1,795,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

City of Detroit, Sewer Disposal Revenue, VRDN

  Merlots Program 1.32% (Insured; FGIC and Liquidity

   Facility; Wachovia Bank)                                                                   4,695,000  (a)           4,695,000

Detroit Downtown Development Authority, Revenue

  Refunding, VRDN (Millender Center Project)

   1.35% (LOC; HSBC Bank USA)                                                                 7,000,000  (a)           7,000,000

Lake St. Clair Shores Drain District, GO Notes, VRDN

   1.37% (Liquidity Facility; Comerica Bank)                                                  1,990,000  (a)           1,990,000

Michigan Hospital Finance Authority, Revenues, VRDN

  Hospital Equipment Loan Program:

      1.35%, Series B (LOC; Michigan National Bank)                                           3,800,000  (a)           3,800,000

      1.35%, Series B-3 (LOC; Michigan National Bank)                                        10,000,000  (a)          10,000,000

Michigan Housing Development Authority:

  LOR, Refunding, VRDN

    (Harbortown Limited Dividend)

      1.425% (LOC; Bankers Trust Co.)                                                         1,000,000  (a)           1,000,000

   Revenue 2.15%, 12/1/2002                                                                  10,000,000               10,000,000

Michigan Municipal Bond Authority, Revenue

   2.25%, 8/22/2003 (LOC; JPMorgan Chase Bank)                                               10,000,000               10,056,984

MINNESOTA--.6%

Minnesota Housing Finance Agency, Revenue

  Residential Program

   1.35%, 8/28/2003 (GIC; Bayerische Landesbank)                                              5,000,000                5,000,000

MISSISSIPPI--2.1%

Mississippi Business Finance Corporation, College and

  University Revenue, VRDN (Belhaven College Project)

   1.40% (LOC; First Tennessee Bank)                                                         10,460,000  (a)          10,460,000

University Educational Building Corporation

  College and University Revenue

  VRDN (Campus Improvements Project)

  1.23% (Insured; MBIA and Liquidity Facility;

   AmSouth Bank)                                                                              8,235,000  (a)           8,235,000

MISSOURI--1.1%

Missouri Health and Educational Facilities Authority

  College and University Revenue, VRDN (Drury College)

   1.20% (LOC; Mercantile Bank)                                                              10,000,000  (a)          10,000,000

NEBRASKA--2.9%

Nebhelp, Inc., College and University Revenue, VRDN

  Multiple Mode Student Loan

  1.40% (Insured; MBIA and Liquidity Facility;

   Lloyds TSB Bank PLC)                                                                      26,480,000  (a)          26,480,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--1.2%

New Hampshire Business Finance Authority, IDR, VRDN

  (Multple Mode Keeney Manufacturing Co. Project)

   1.40% (LOC; Fleet National Bank)                                                           5,700,000  (a)           5,700,000

Rockingham County, GO Notes, TAN 3%, 12/31/2002                                               5,000,000                5,003,312

NEW YORK--3.5%

Monroe County, GO Notes, RAN 2.50%, 4/15/2003                                                 5,000,000                5,018,333

New York City, GO Notes, RAN 2.50%, 4/11/2003                                                 6,000,000                6,023,472

New York Power Authority, GO Notes, CP:

   1.55%, 12/9/2002 (Liquidity Facility: Bank of Nova
      Scotia, Bayerische Landesbank, Dexia Credit Locale,
      First Union Bank, JPMorgan Chase Bank, Landesbank
      Hessen-Thuringen Gironzentrale, State Street Bank
      and Trust and the Bank of New York)                                                    15,000,000               15,000,000

   1.35%, 1/13/2003 (Liquidity Facility: Bank of Nova
      Scotia, Bayerische Landesbank, Dexia Credit Locale,
      First Union Bank, JPMorgan Chase Bank, Landesbank
      Hessen-Thuringen Gironzentrale, State Street Bank
      and Trust and the Bank of New York)                                                     5,000,000                5,000,000

OHIO--4.5%

Lake County, Hospital Facilities Revenue, VRDN

  (Lake Hospital Systems Inc.) 1.27% (Insured; Asset

   Guaranty and Liquidity Facility; Fleet National Bank)                                     12,000,000  (a)          12,000,000

Lorain County, Independent Living Facilities Revenues

  VRDN (Elyria United Methodist Project)

   1.23% (LOC; Bank One)                                                                      5,145,000  (a)           5,145,000

Lucas County, Facilities Improvement Revenue, VRDN

  (Toledo Society)

   1.29% (LOC; Fifth Third Bank)                                                              5,000,000  (a)           5,000,000

Ohio Water Development Authority

  Pollution Control Facilities Revenue, Refunding

   VRDN (Philip Morris Co. Inc.) 1.45%                                                       17,900,000  (a)          17,900,000

OREGON--1.1%

Port of Portland, Special Obligation Revenue, VRDN

  (Portland Bulk Terminals Project)

   1.30% (LOC; Canadian Imperial Bank of Commerce)                                           10,000,000  (a)          10,000,000

PENNSYLVANIA--8.7%

Allegheny County Industrial Development Authority

  Health and Housing Facilities Revenue, VRDN, Refunding

  (Longwood at Oakmont)

  1.25% (Insured; Asset Guaranty and

   Liquidity Facility; Fleet National Bank)                                                  12,800,000  (a)          12,800,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Bucks County Industrial Development Authority, Revenues

  VRDN (Pennswood Village Project)

   1.25% (LOC; Fleet National Bank)                                                           7,000,000  (a)           7,000,000

Lancaster County Hospital Authority, Senior Living

  Facilities Revenue, VRDN:

      (QuarryVille Presbyterian) 1.30% (LOC; Allfirst Bank)                                   7,700,000  (a)           7,700,000

      (Luthercare Project) 1.39% (LOC; Allfirst Bank)                                        17,895,000  (a)          17,895,000

      (Willow Valley Retirement Communities Project)

         1.30% (Insured; Asset Guaranty and

         Liquidity Facility; Fleet National Bank)                                            10,000,000  (a)          10,000,000

Montgomery County Higher Education and Health

  Authority, Revenue, VRDN

  (Pennsylvania Higher Education and Health)

   1.50% (LOC; AllFirst Bank)                                                                 8,600,000  (a)           8,600,000

Pennsylvania Higher Education Assistance Agency

  Student Loan Revenue, Refunding 2.35%, 7/1/2003

  (Insured; FSA and Liquidity Facility: Bayerische

  Landesbank, Lloyds TSB Bank PLC, State Street Bank

   and Trust Co. and Westdeutsche Landesbank)                                                 5,000,000                5,008,550

Philadelphia Authority for Industrial Development, Revenue

  VRDN (30th Street Station Project)

  1.85% (Insured; MBIA and Liquidity Facility;

   Bank of New York)                                                                          8,600,000  (a)           8,600,000

TENNESSEE--1.7%

Chattanooga Health Education and Housing Facility Board

   HR (North Park Hospital Project) 8.50%, 2/1/2003                                           5,000,000  (b)           5,153,182

Johnson City Health and Educational Facilities Board, HR

  VRDN, Merlots Program 1.37% (Insured; MBIA and LOC;

   First Union Bank)                                                                          9,915,000  (a)           9,915,000

TEXAS--10.2%

Austin Water and Wastewater Systems, Revenue, VRDN

  Merlots Program 1.32% (Insured; FSA and Liquidity

   Facility; Wachovia Bank)                                                                   6,415,000  (a)           6,415,000

Greater East Texas Higher Education, Student Loan Revenue

   VRDN 1.25% (LOC; Student Loan Marketing Corp.)                                            10,000,000  (a)          10,000,000

Greater Texas Student Loan Corporation

  Student Loan Revenue, VRDN 1.25%

   (LOC; Student Loan Marketing Corp.)                                                       18,000,000  (a)          18,000,000

North Texas Higher Education Authority, Inc.

  Student Loan Revenue, VRDN 1.25%

   (LOC: Bank of America and Dexia Credit Locale)                                             7,000,000  (a)           7,000,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Pasadena Independent School District, GO Notes

  2.25%, 4/1/2003 (Liquidity Facility; Westdeutsche

   Landesbank and LOC; Permanent School Fund)                                                10,000,000               10,001,624

Port of Port Arthur Navigation District, Environmental

  Facilities Revenue, Refunding, VRDN

   (Motiva Enterprises Project) 1.50%                                                         5,000,000  (a)           5,000,000

City of San Antonio, Water Revenue:

  CP

    1.50%, 1/15/2003 (Liquidity Facility: Landesbank

      Baden-Wurttmberg and Westdeutsche Landesbank)                                           8,750,000                8,750,000

   VRDN

      Merlots Program 1.32% (Liquidity Facility;

      First Union Bank)                                                                       6,000,000  (a)           6,000,000

State of Texas, Revenue, TRAN

   2.75%, 8/29/2003                                                                          14,000,000               14,126,069

University of Texas System Boards, GO Notes, CP

   2%, 12/4/2002                                                                              6,000,000                6,000,343

VERMONT--.1%

Vermont Student Assistance Corporation

  Student Loan Revenue Finance Program

   6.25%, 6/15/2003 (Insured; FSA)                                                              900,000                  919,366

VIRGINIA--.8%

Richmond Industrial Development Authority, Industrial

  Revenue, VRDN (Cogentrix of Richmond Project)

   1.30% (LOC; Banque Paribas)                                                                7,500,000  (a)           7,500,000

WASHINGTON--1.5%

Washington Housing Finance Commission, MFHR, VRDN:

   (Holly Village Senior Living) 1.25% (LOC; FNMA)                                            6,600,000  (a)           6,600,000

   (Mallard Lakes Apartments) 1.35% (LOC; PNC Bank)                                           6,500,000  (a)           6,500,000

WEST VIRGINIA--.6%

West Virginia Hospital Finance Authority, Revenues, VRDN

  WVHA Pooled Financing Program

  1.45% (Liquidity Facility:  Bank of America,

   Bank of Nova Scotia and BNP Paribas)                                                       5,400,000  (a)           5,400,000

WISCONSIN--1.0%

Elkhorn Area School District, GO Notes, BAN

   2.15%, 6/2/2003                                                                            6,500,000                6,500,099

Valders Area School District, Revenue, BAN

   2%, 6/2/2003                                                                               2,350,000                2,350,033

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WYOMING--.9%

Campbell County, IDR

  (Two Elk Power Generation Station Project)

  2.10%, 12/3/2002 (Liquidity Facility;

   Bayerische Landesbank)                                                                     8,000,000                8,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $888,214,529)                                                             99.2%              888,214,529

CASH AND RECEIVABLES (NET)                                                                          .8%                6,821,639

NET ASSETS                                                                                       100.0%              895,036,168




Summary of Abbreviations

BAN                 Bond Anticipation Notes

CP                  Commercial Paper

FGIC                Financial Guaranty Insurance
                    Company

FHLB                Federal Home Loan Bank

FHLMC               Federal Home Loan Mortgage
                    Corporation

FNMA                Federal National Mortgage
                    Association

FSA                 Financial Security Assurance

GIC                 Guaranteed Investment Contract

GNMA                Government National Mortgage
                    Association

GO                  General Obligation

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LOR                 Limited Obligation Revenue

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RAN                 Revenue Anticipation Notes

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

TAN                 Tax and Anticipation Notes

TRAN                Tax and Revenue Anticipation Notes

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               86.8

AAA, AA, A(c)                    Aaa, Aaa, A(c)                  AAA, AA, A(c)                                     7.2

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      6.0

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED  MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE RATED
     SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           888,214,529   888,214,529

Cash                                                                 11,000,416

Interest receivable                                                   3,008,675

Prepaid expenses and other assets                                        16,231

                                                                    902,239,851
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           383,461

Payable for investment securities purchased                           5,000,000

Payable for shares of Beneficial Interest redeemed                    1,816,459

Accrued expenses and other liabilities                                    3,763

                                                                      7,203,683
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      895,036,168
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     895,134,788

Accumulated net realized gain (loss) on investments                    (98,620)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      895,036,168
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(5 billion shares of $.001 par value Common Stock authorized)       896,910,966

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,343,974

EXPENSES:

Management fee--Note 2(a)                                            2,302,775

Shareholder servicing costs--Note 2(b)                                 315,226

Custodian fees                                                          39,556

Professional fees                                                       27,356

Directors' fees and expenses--Note 2(c)                                 27,144

Prospectus and shareholders' reports                                    12,979

Registration fees                                                       12,237

Miscellaneous                                                           11,722

TOTAL EXPENSES                                                       2,748,995

INVESTMENT INCOME--NET                                               4,594,979
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 (9,140)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,585,839

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                        November 30, 2002           Year Ended
                                              (Unaudited)         May 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,594,979           14,937,007

Net realized gain (loss) from investments         (9,140)              123,061

Net unrealized appreciation
   (depreciation) of investments                      --                 1,071

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   4,585,839            15,061,139
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,594,979)         (14,937,007)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 814,795,865       1,884,173,118

Dividends reinvested                            2,130,868           6,619,819

Cost of shares redeemed                     (947,187,301)      (1,786,328,924)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS               (130,260,568)          104,464,013

TOTAL INCREASE (DECREASE) IN NET ASSETS    (130,269,708)          104,588,145
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,025,305,876         920,717,731

END OF PERIOD                                895,036,168        1,025,305,876

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                   Six Months Ended
                                  November 30, 2002                                           Year Ended May 31,
                                                                  ------------------------------------------------------------------

                                         (Unaudited)              2002           2001           2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                          1.00              1.00          1.00           1.00            1.00           1.00

Investment Operations:

Investment income--net                           .005              .015          .034           .030            .027           .031

Distributions:

Dividends from investment
   income--net                                  (.005)            (.015)        (.034)          (.030)         (.027)         (.031)

Net asset value, end of period                  1.00              1.00          1.00            1.00           1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                1.00(a)           1.51          3.46            3.05           2.78           3.13
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .60(a)            .58           .59             .62            .63            .66

Ratio of net investment
   income to average
   net assets                                   1.00(a)            1.50         3.39            3.00           2.73           3.08
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               895,036          1,025,306      920,718         829,854        901,128        903,717

(A) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represent amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $22,730 during the period ended November 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused accumulated capital loss carryover of $66,758 to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied, $65,159 of the carryover expires in fiscal 2007 and $1,599 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, the fund was charged $207,251 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $79,928 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTES

                  For More Information

                        Dreyfus
                        Municipal Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  910SA1102